UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2016

Date of reporting period :	January 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report

12 | 31 | 16

Putnam VT Income Fund

Message from the Trustees

Dear Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/16)

Investment objective

High current income consistent with what Putnam Investment Management, LLC, believes to be prudent risk

Net asset value December 31, 2016

Class IA: $11.01	Class IB: $10.90

Total return at net asset value

			Bloomberg
			Barclays U.S.
			Aggregate Bond
(as of 12/31/16)	Class IA shares*	Class IB shares†	Index

1 year	2.27%	2.00%	2.65%

5 years	22.27	20.71	11.67
Annualized	4.10	3.84	2.23

10 years	67.69	63.48	53.00
Annualized	5.31	5.04	4.34

Life	503.11	468.88	486.95
Annualized	6.41	6.20	6.33

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio composition

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit quality

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT Income Fund	1

Report from your fund’s managers

What was the investment environment like during the 12-month reporting period ended December 31, 2016?

After a volatile start to the period, credit-sensitive bonds began to benefit from improvements across a broad range of global issues, including higher oil prices, easing concerns about the strength of China’s economy, and improving U.S. economic data.

The market upturn accelerated considerably in March and April, as demand for risk assets continued to improve and credit spreads tightened. And the rally persisted in May amid a six-month high for oil prices and a jump in stock prices later that month.

The rally was briefly disrupted in late June, as the United Kingdom’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again.

Interest rates trended gradually higher from early summer through the end of October, then spiked in the week following the U.S. presidential election. Financial market sentiment abruptly shifted and appeared to focus on increasing prospects for higher interest rates and rising inflation in 2017. Against this higher-rate backdrop, investment-grade credit suffered a downturn in November and trended moderately lower over the balance of the period.

Which holdings and strategies had the biggest influence on Putnam VT Income Fund’s relative performance?

Our holdings of agency credit risk-transfer securities [CRTs] were the biggest contributor versus the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. CRTs are backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. During the year, the combination of relatively high yields and high-quality collateral resulted in growing investor demand for CRTs.

An overweight allocation to investment-grade corporate bonds and a small, out-of-benchmark stake in high-yield debt, also notably contributed. Corporate credit was bolstered by improving U.S. economic growth, a recovery in oil prices, positive flows into retail funds, and a supportive supply-and-demand backdrop.

On the downside, our interest-rate and yield-curve positioning was the primary detractor from relative results because the fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark. This strategy worked against performance early in the year, when risk-averse sentiment fueled demand for the perceived safety of Treasuries. However, the fund began to benefit after interest rates bottomed in July and rose sharply following the U.S. election.

Within our prepayment strategies, the spread between mortgage rates and longer-term Treasury yield was volatile during the year, causing our mortgage basis positioning to detract from relative performance. This was partly offset by gains from agency interest-only collateralized mortgage obligations, which contributed to relative performance as interest rates began moving higher in July.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and options to help isolate the prepayment risks associated with our CMO holdings and to help manage the downside risk of these positions. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure.

What is your outlook for the months ahead, and how are you positioning the portfolio?

We think U.S. economic growth may accelerate in 2017, but the election of Donald Trump as president could result in a struggle of competing forces influencing the economy. It will take some time to get clarity on what the Trump administration’s actual policy priorities will be, as well as which measures have the best chance of being approved by Congress. In the interim, we think some level of market volatility is likely due to increased uncertainty.

As for positioning, at period-end the fund’s duration was significantly shorter than that of the benchmark. We plan to keep it that way for now, given our expectation for modestly higher interest rates in 2017, along with a potential uptick in inflation.

Within our prepayment strategies for now, we plan to keep the fund positioned for higher rates and the possibility of further spread widening between current mortgage rates and Treasuries.

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Within those market areas, we continue to like commercial mortgage-backed securities due to the potential for attractive spreads available there.

Lastly, we expect to maintain a sufficient cash allocation to provide a cushion against bouts of market volatility, as well as any disruptions in the market’s supply/demand environment.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage backed investments carry the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields. Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail

2	Putnam VT Income Fund

to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He joined Putnam in 1997 and has been in the investment industry since 1989.

Portfolio Manager Brett S. Kozlowski, CFA, joined Putnam in 2008 and has been in the investment industry since 1997.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Income Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/16 to 12/31/16. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal
year ended 12/31/15	0.56%	0.81%

Annualized expense ratio for the six-month
period ended 12/31/16*	0.58%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/16		ended 12/31/16

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$2.91	$4.16	$2.95	$4.22

Ending value
(after
expenses)	$997.30	$996.30	$1,022.22	$1,020.96

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Income Fund (the “Fund”) as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments as of December 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2017

Putnam VT Income Fund	5

The fund’s portfolio 12/31/16

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (59.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (9.1%)
Government National Mortgage Association
Pass-Through Certificates
5.00%, TBA, 1/1/47	$3,000,000	$3,221,719
4.50%, TBA, 1/1/47	3,000,000	3,202,500
4.00%, 7/20/44	1,564,056	1,674,212
4.00%, TBA, 1/1/47	4,000,000	4,248,125
3.50%, 6/20/45	2,724,105	2,835,411
3.50%, TBA, 1/1/47	3,000,000	3,119,531
3.00%, TBA, 1/1/47	4,000,000	4,051,250

		22,352,748
U.S. Government Agency Mortgage Obligations (49.9%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
4.50%, with due dates from 7/1/44 to 3/1/45	1,153,632	1,259,840
4.00%, 9/1/45	1,809,683	1,919,890
3.50%, with due dates from 8/1/43 to 10/1/46	3,604,162	3,721,800
3.00%, with due dates from 3/1/43 to 6/1/46	1,659,320	1,655,652

Federal National Mortgage Association
Pass-Through Certificates
6.00%, TBA, 1/1/47	2,000,000	2,260,000
5.50%, TBA, 1/1/47	2,000,000	2,221,875
5.00%, 3/1/38	22,379	24,561
4.50%, with due dates from 7/1/44 to 5/1/45	2,157,695	2,346,898
4.50%, TBA, 1/1/47	2,000,000	2,150,000
4.00%, with due dates from 9/1/45 to 6/1/46	2,837,921	3,002,294
3.50%, with due dates from 7/1/43 to 9/1/46	5,166,418	5,317,242
3.50%, TBA, 1/1/47	60,000,000	61,500,000
3.00%, with due dates from 9/1/42 to 6/1/46	3,078,231	3,073,477
3.00%, TBA, 1/1/47	18,000,000	17,895,938
2.50%, TBA, 1/1/47	16,000,000	15,237,500

		123,586,967
Total U.S. government and agency mortgage
obligations (cost $146,389,961)		$145,939,715

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2.00%, 9/30/20 ∆	$132,000	$133,482

Total U.S. treasury obligations (cost $131,954)		$133,482

MORTGAGE-BACKED SECURITIES (49.1%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.0%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 22.961%, 4/15/37	$278,310	$434,024
IFB Ser. 2976, Class LC, 21.839%, 5/15/35	42,601	62,985
IFB Ser. 2979, Class AS, 21.692%, 3/15/34	2,859	2,957
IFB Ser. 3072, Class SM, 21.216%, 11/15/35	189,152	276,691
IFB Ser. 3065, Class DC, 17.748%, 3/15/35	357,619	523,769
IFB Ser. 2990, Class LB, 15.147%, 6/15/34	229,897	281,279
IFB Ser. 3852, Class NT, 5.296%, 5/15/41	515,549	518,478
Structured Agency Credit Risk Debt FRN
Ser. 15-DN1, Class M3, 4.906%, 1/25/25	2,190,000	2,311,774
Ser. 4132, Class IP, IO, 4.50%, 11/15/42	1,673,431	265,741
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	687,598	145,427
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	806,244	116,365
Ser. 3707, Class PI, IO, 4.50%, 7/15/25	488,680	40,712
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	2,616,349	434,968
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	1,632,710	308,811
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	1,758,462	350,989
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	1,988,753	313,447

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4122, Class AI, IO, 3.50%, 10/15/42	$1,845,631	$245,406
Structured Agency Credit Risk Debt FRN
Ser. 14-HQ3, Class M2, IO, 3.406%, 10/25/24	125,930	126,950
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class M2, 3.356%, 12/25/27	540,681	551,327
Ser. 4182, Class GI, IO, 3.00%, 1/15/43	3,370,256	285,979
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	1,727,982	203,954
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,101,732	456,318
Ser. 4176, Class DI, IO, 3.00%, 12/15/42	3,909,391	424,052
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	1,625,895	171,532
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	1,580,748	176,190
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M2, 2.956%, 10/25/28	374,000	378,937
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M1, 2.006%, 10/25/28	709,474	710,257
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA2, Class M1, 1.956%, 11/25/28	854,021	854,914
Ser. 315, PO, zero %, 9/15/43	2,550,447	1,979,430
Ser. 3835, Class FO, PO, zero %, 4/15/41	1,605,038	1,367,560
Ser. 3369, Class BO, PO, zero %, 9/15/37	6,654	5,564
Ser. 3391, PO, zero %, 4/15/37	46,033	39,078
Ser. 3300, PO, zero %, 2/15/37	67,141	58,023
Ser. 3175, Class MO, PO, zero %, 6/15/36	13,355	11,246
Ser. 3210, PO, zero %, 5/15/36	25,435	23,016
Ser. 3326, Class WF, zero %, 10/15/35	6,314	4,683
FRB Ser. 3117, Class AF, zero %, 2/15/36	6,884	5,461

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 35.363%, 7/25/36	171,611	317,257
IFB Ser. 06-8, Class HP, 21.794%, 3/25/36	238,698	379,642
IFB Ser. 07-53, Class SP, 21.428%, 6/25/37	162,453	241,794
IFB Ser. 05-122, Class SE, 20.454%, 11/25/35	337,040	462,722
IFB Ser. 05-75, Class GS, 17.982%, 8/25/35	167,572	220,961
IFB Ser. 05-106, Class JC, 17.78%, 12/25/35	197,816	291,047
IFB Ser. 05-83, Class QP, 15.428%, 11/25/34	49,881	62,516
IFB Ser. 11-4, Class CS, 11.388%, 5/25/40	250,085	289,473
Connecticut Avenue Securities FRB Ser. 14-C04,
Class 1M2, 5.656%, 11/25/24	480,000	524,289
IFB Ser. 13-101, Class SE, IO, 5.144%, 10/25/43	2,389,729	534,735
Ser. 421, Class C6, IO, 4.00%, 5/25/45	1,362,218	261,818
Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	1,978,999	284,976
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	4,254,357	817,262
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	1,563,303	277,309
Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	2,257,001	349,257
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	1,679,164	227,911
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	1,309,188	174,780
Ser. 12-118, Class IC, IO, 3.50%, 11/25/42	2,187,776	411,021
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	1,388,496	174,950
Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	4,515,677	508,014
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	2,218,886	203,538
Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	2,425,105	218,502
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	1,435,496	105,753
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	1,620,324	122,659
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	3,330,358	373,999
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1M1, 2.756%, 10/25/28	2,049,887	2,077,077
Connecticut Avenue Securities FRB Ser. 14-C04,
Class 1M1, 2.706%, 11/25/24	155,775	156,414
Connecticut Avenue Securities FRB Ser. 14-C03,
Class 1M1, 1.956%, 7/25/24	26,313	26,384
Connecticut Avenue Securities FRB Ser. 14-C03,
Class 2M1, 1.956%, 7/25/24	119,947	120,153

6	Putnam VT Income Fund

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 07-64, Class LO, PO, zero %, 7/25/37	$23,927	$21,955
Ser. 372, Class 1, PO, zero %, 8/25/36	34,005	31,059

Government National Mortgage Association
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	1,648,442	326,342
IFB Ser. 13-129, Class SN, IO, 5.411%, 9/20/43	757,260	122,313
Ser. 14-76, IO, 5.00%, 5/20/44	1,193,522	240,714
Ser. 14-25, Class QI, IO, 5.00%, 1/20/44	1,745,646	345,448
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	976,195	201,096
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	201,380	9,283
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	440,782	21,625
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	637,739	135,265
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,056,710	1,059,886
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,652,474	547,895
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	561,982	94,834
Ser. 12-129, IO, 4.50%, 11/16/42	1,106,905	235,738
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,012,969	192,160
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	977,431	184,832
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,024,851	236,997
Ser. 11-116, Class IA, IO, 4.50%, 10/20/39	859,416	84,670
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	1,811,118	213,730
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	2,701,578	454,838
Ser. 15-94, IO, 4.00%, 7/20/45	406,609	90,389
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	881,743	148,045
Ser. 15-60, Class IP, IO, 4.00%, 4/20/45	2,385,628	427,934
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	2,260,471	493,235
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,889,353	512,080
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	1,290,098	192,870
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	1,265,029	215,380
Ser. 13-4, Class IC, IO, 4.00%, 9/20/42	1,485,338	345,631
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,016,417	393,656
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	1,289,403	194,571
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	1,651,518	201,753
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	1,575,746	146,009
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	4,230,980	559,759
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	1,918,940	279,206
Ser. 15-77, Class DI, IO, 3.50%, 5/20/45	1,713,301	243,614
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	2,724,063	371,154
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,143,718	177,276
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,475,002	239,688
Ser. 12-136, IO, 3.50%, 11/20/42	2,081,247	440,132
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	1,555,996	336,424
Ser. 12-71, Class AI, IO, 3.50%, 1/20/42	2,199,891	150,397
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	1,391,743	195,821
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	1,420,342	167,032
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	2,411,533	341,714
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	1,060,022	106,002
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	3,310,089	375,033
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	3,133,443	359,829
Ser. 13-53, Class PI, IO, 3.00%, 4/20/41	2,323,564	230,358
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	1,135,163	117,830
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	1,113,986	94,243
Ser. 16-H23, Class NI, IO, 2.826%, 10/20/66	7,298,338	1,018,118
Ser. 16-H24, Class JI, IO, 2.776%, 11/20/66	1,460,745	201,787
Ser. 16-H15, Class AI, IO, 2.599%, 7/20/66	5,579,355	712,484
Ser. 15-H25, Class CI, IO, 2.566%, 10/20/65	2,921,648	330,146
FRB Ser. 15-H16, Class XI, IO, 2.434%, 7/20/65	2,072,625	246,435
Ser. 16-H11, Class HI, IO, 2.08%, 1/20/66	3,777,483	410,624
Ser. 16-H04, Class KI, IO, 1.934%, 2/20/66	3,868,807	362,352
Ser. 15-H15, Class JI, IO, 1.929%, 6/20/65	2,175,002	233,378
Ser. 16-H02, Class HI, IO, 1.852%, 1/20/66	8,969,575	916,691

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H12, Class AI, IO, 1.844%, 5/20/65	$3,532,985	$340,036
Ser. 15-H20, Class AI, IO, 1.828%, 8/20/65	1,885,035	186,430
Ser. 15-H10, Class CI, IO, 1.797%, 4/20/65	2,123,893	209,932
Ser. 15-H12, Class GI, IO, 1.786%, 5/20/65	4,213,723	397,775
Ser. 15-H09, Class BI, IO, 1.689%, 3/20/65	2,704,414	233,391
Ser. 15-H12, Class EI, IO, 1.688%, 4/20/65	4,569,174	404,829
Ser. 16-H14, IO, 1.66%, 6/20/66	5,359,162	452,849
Ser. 15-H01, Class CI, IO, 1.63%, 12/20/64	3,231,193	209,704
Ser. 15-H17, Class CI, IO, 1.613%, 6/20/65	3,358,663	213,275
Ser. 15-H25, Class AI, IO, 1.605%, 9/20/65	3,811,336	327,013
Ser. 15-H22, Class EI, IO, 1.603%, 8/20/65	1,714,648	114,881
Ser. 15-H28, Class DI, IO, 1.543%, 8/20/65	3,673,069	285,765
Ser. 14-H11, Class GI, IO, 1.47%, 6/20/64	7,932,078	606,804
Ser. 14-H07, Class BI, IO, 1.45%, 5/20/64	7,016,805	542,953
Ser. 10-H19, Class GI, IO, 1.394%, 8/20/60	4,868,043	256,059
Ser. 10-151, Class KO, PO, zero %, 6/16/37	164,739	137,358
Ser. 06-36, Class OD, PO, zero %, 7/16/36	4,433	3,717

		46,947,038
Commercial mortgage-backed securities (21.0%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695%, 7/10/46	735,805	734,568
FRB Ser. 07-1, Class XW, IO, 0.297%, 1/15/49	1,542,452	5,553

Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.329%, 2/10/51	8,120,942	16,163

Banc of America Merrill Lynch Commercial
Mortgage, Inc. FRB Ser. 05-1, Class B, 5.349%,
11/10/42	319,000	272,675

Banc of America Merrill Lynch Commercial
Mortgage, Inc. 144A
FRB Ser. 04-5, Class XC, IO, 0.42%, 11/10/41	678,403	7,843
FRB Ser. 04-4, Class XC, IO, 0.028%, 7/10/42	219,324	75
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42	15,198,115	1,520

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	1,096,000	1,041,200
FRB Ser. 06-PW11, Class AJ, 5.436%, 3/11/39	449,000	444,510
Ser. 05-PWR9, Class C, 5.055%, 9/11/42	372,000	372,636
FRB Ser. 04-PR3I, Class X1, IO, 0.201%, 2/11/41	163,607	818

Bear Stearns Commercial Mortgage Securities
Trust 144A
FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	1,937,000	677,950
FRB Ser. 06-PW14, Class X1, IO,
0.532%, 12/11/38	1,318,034	14,815

Capmark Mortgage Securities, Inc. FRB Ser. 97-C1,
Class X, IO, 1.514%, 7/15/29	540,329	13,369

CD Commercial Mortgage Trust 144A FRB
Ser. 07-CD4, Class XW, IO, 0.36%, 12/11/49	5,584,768	2,234

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.754%, 12/15/47	241,000	262,488
FRB Ser. 11-C2, Class E, 5.754%, 12/15/47	597,000	593,778

Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.46%, 11/10/46	6,613,982	335,990
FRB Ser. 14-GC19, Class XA, IO, 1.239%, 3/10/47	8,546,003	519,512

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 13-GC17, Class D, 5.104%, 11/10/46	1,245,000	1,166,711
FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47	609,000	496,883

COBALT CMBS Commercial Mortgage Trust FRB
Ser. 07-C3, Class AJ, 5.761%, 5/15/46	101,000	99,833

COMM Mortgage Pass-Through Certificates FRB
Ser. 12-CR3, Class XA, IO, 2.076%, 10/15/45	3,500,639	266,334

Putnam VT Income Fund	7

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
Ser. 06-C8, Class AJ, 5.377%, 12/10/46	$538,000	$537,839
FRB Ser. 14-UBS6, Class C, 4.465%, 12/10/47	286,000	271,562
FRB Ser. 12-CR1, Class XA, IO, 2.023%, 5/15/45	3,828,411	279,028
FRB Ser. 14-LC15, Class XA, IO, 1.363%, 4/10/47	4,273,673	253,001
FRB Ser. 14-CR16, Class XA, IO, 1.22%, 4/10/47	1,856,749	101,378
FRB Ser. 14-UBS6, Class XA, IO,
1.052%, 12/10/47	9,889,809	535,039

COMM Mortgage Trust 144A
Ser. 13-LC13, Class E, 3.719%, 8/10/46	542,000	361,243
Ser. 14-CR18, Class E, 3.60%, 7/15/47	775,000	478,020
FRB Ser. 12-LC4, Class XA, IO, 2.279%, 12/10/44	9,730,200	779,389
FRB Ser. 06-C8, Class XS, IO, 0.566%, 12/10/46	4,907,298	1,060

Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C2, Class AX, IO, 0.067%, 1/15/49	19,623,519	157

Credit Suisse First Boston Mortgage
Securities Corp. 144A Ser. 98-C1, Class F,
6.00%, 5/17/40	102,827	106,940

CSAIL Commercial Mortgage Trust 144A FRB
Ser. 15-C1, Class D, 3.80%, 4/15/50	929,000	757,572

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636%,
12/18/49	22,964	22,964

DBUBS Mortgage Trust 144A FRB Ser. 11-LC2A,
Class D, 5.542%, 7/10/44	342,000	344,811

First Union National Bank-Bank of America, NA
Commercial Mortgage Trust 144A FRB Ser. 01-C1,
Class 3, IO, 1.931%, 3/15/33	161,646	9

GE Capital Commercial Mortgage Corp. 144A FRB
Ser. 05-C3, Class XC, IO, 0.073%, 7/10/45	1,390,561	4

GE Capital Commercial Mortgage Corp. Trust FRB
Ser. 06-C1, Class AJ, 5.309%, 3/10/44	340,678	335,227

GE Commercial Mortgage Corp. Trust 144A FRB
Ser. 07-C1, Class XC, IO, 0.216%, 12/10/49	32,926,825	52,466

GMAC Commercial Mortgage Securities, Inc. Trust
144A FRB Ser. 05-C1, Class X1, IO, 0.602%,
5/10/43	2,646,841	5,158

GS Mortgage Securities Corp. II FRB Ser. 13-GC10,
Class XA, IO, 1.595%, 2/10/46	7,354,628	529,166

GS Mortgage Securities Corp. II 144A
FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	853,000	773,415
FRB Ser. 13-GC10, Class E, 4.41%, 2/10/46	414,000	303,793

GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.945%, 1/10/47	719,000	725,040
FRB Ser. 13-GC12, Class XA, IO, 1.684%, 6/10/46	4,859,740	313,453
FRB Ser. 14-GC18, Class XA, IO, 1.135%, 1/10/47	4,637,363	250,881
FRB Ser. 14-GC22, Class XA, IO, 1.048%, 6/10/47 17,893,931		955,536
FRB Ser. 14-GC24, Class XA, IO, 0.862%, 9/10/47	6,777,902	306,361

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.654%, 1/10/45	139,000	135,539
FRB Ser. 11-GC3, Class D, 5.633%, 3/10/44	189,000	193,177
FRB Ser. 14-GC18, Class D, 4.945%, 1/10/47	544,000	447,059
FRB Ser. 13-GC14, Class D, 4.765%, 8/10/46	1,200,000	1,085,618
FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	169,000	146,354
FRB Ser. 13-GC13, Class D, 4.066%, 7/10/46	166,000	145,627
FRB Ser. 06-GG6, Class XC, IO, zero %, 4/10/38	632,458	6

JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C17, Class XA, IO, 1.013%, 1/15/47	7,580,169	342,699
FRB Ser. 14-C25, Class XA, IO, 0.998%, 11/15/47	3,971,761	210,106

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C15, Class D, 5.046%, 11/15/45	$284,000	$265,008
FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	399,000	313,893
FRB Ser. C14, Class D, 4.562%, 8/15/46	828,000	755,559
Ser. 14-C25, Class E, 3.332%, 11/15/47	517,000	304,823

JPMorgan Chase Commercial Mortgage
Securities Corp. FRB Ser. 12-LC9, Class XA, IO,
1.825%, 12/15/47	8,542,894	537,604

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A FRB Ser. 12-LC9, Class D,
4.415%, 12/15/47	127,000	126,441

JPMorgan Chase Commercial Mortgage
Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.152%, 2/12/51	432,000	435,240
Ser. 08-C2, Class ASB, 6.125%, 2/12/51	67,805	68,252
FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	55,787	55,787
Ser. 06-LDP8, Class B, 5.52%, 5/15/45	280,871	282,908
FRB Ser. 13-LC11, Class XA, IO, 1.431%, 4/15/46	5,547,087	332,714
FRB Ser. 13-C16, Class XA, IO, 1.124%, 12/15/46	6,742,384	319,966
FRB Ser. 06-LDP8, Class X, IO, 0.351%, 5/15/45	2,724,025	501
FRB Ser. 07-LDPX, Class X, IO, 0.274%, 1/15/49	8,591,078	56,802

JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class B, 6.252%, 2/12/51	357,000	332,974
FRB Ser. 07-CB20, Class C, 6.252%, 2/12/51	369,000	324,720
FRB Ser. 10-C1, Class D, 6.136%, 6/15/43	731,000	651,027
FRB Ser. 11-C3, Class E, 5.619%, 2/15/46	978,000	984,944
FRB Ser. 11-C3, Class F, 5.619%, 2/15/46	635,000	639,128
FRB Ser. 12-C6, Class E, 5.142%, 5/15/45	588,000	540,548
FRB Ser. 13-C16, Class D, 4.975%, 12/15/46	332,000	311,116
FRB Ser. 12-C8, Class D, 4.66%, 10/15/45	536,000	513,542
FRB Ser. 12-C8, Class E, 4.66%, 10/15/45	428,000	378,745
FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	239,000	212,761
Ser. 13-C10, Class E, 3.50%, 12/15/47	743,000	526,118
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	498,000	325,294
FRB Ser. 05-CB12, Class X1, IO, 0.397%, 9/12/37	1,455,987	5,154
FRB Ser. 06-LDP6, Class X1, IO, 0.023%, 4/15/43	1,402,418	1

LB Commercial Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41%, 6/15/31	117,465	121,024
Ser. 98-C4, Class H, 5.60%, 10/15/35	55,488	55,620

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	571,000	169,667
FRB Ser. 06-C6, Class B, 5.472%, 9/15/39	687,000	607,994
Ser. 06-C1, Class AJ, 5.276%, 2/15/41	420,250	420,334
FRB Ser. 07-C2, Class XW, IO, 0.482%, 2/15/40	1,486,512	1,361

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, IO, 5.077%, 1/15/36	1,600,000	59,136
FRB Ser. 07-C2, Class XCL, IO, 0.482%, 2/15/40	32,207,452	29,489
FRB Ser. 05-C7, Class XCL, IO, 0.341%, 11/15/40	2,073,893	15,295
FRB Ser. 05-C2, Class XCL, IO, 0.195%, 4/15/40	943,634	56

LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class C, 3.243%, 4/20/48	435,000	362,412

Merrill Lynch Mortgage Trust FRB Ser. 08-C1,
Class AJ, 6.263%, 2/12/51	207,000	211,637

Merrill Lynch Mortgage Trust 144A
FRB Ser. 04-KEY2, Class XC, IO, 0.548%, 8/12/39	456,347	2,295
FRB Ser. 05-MCP1, Class XC, IO, 0.012%, 6/12/43	966,972	6

8	Putnam VT Income Fund

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	$47,707	$1,288
FRB Ser. 05-C3, Class X, IO, 6.741%, 5/15/44	35,133	376
FRB Ser. 06-C4, Class X, IO, 4.409%, 7/15/45	390,330	5,621

ML-CFC Commercial Mortgage Trust 144A
Ser. 06-4, Class AJFX, 5.147%, 12/12/49	76,728	76,605
FRB Ser. 06-4, Class XC, IO, 0.678%, 12/12/49	4,878,898	976

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.529%, 2/15/46	8,946,500	552,894
FRB Ser. 14-C17, Class XA, IO, 1.254%, 8/15/47	5,013,539	301,865
FRB Ser. 13-C12, Class XA, IO, 0.927%, 10/15/46	9,796,817	334,406

Morgan Stanley Bank of America Merrill Lynch
Trust 144A
Ser. 14-C17, Class D, 4.698%, 8/15/47	378,000	300,642
FRB Ser. 12-C6, Class F, 4.648%, 11/15/45	508,000	414,477
FRB Ser. 13-C11, Class D, 4.37%, 8/15/46	562,000	463,088
FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	893,000	709,131
Ser. 14-C17, Class E, 3.50%, 8/15/47	474,000	286,486
Ser. 15-C24, Class D, 3.257%, 5/15/48	575,000	388,047
FRB Ser. 13-C13, Class XB, IO,
0.152%, 11/15/46	55,988,000	481,497

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.643%, 6/11/42	170,000	172,839
Ser. 07-HQ11, Class AJ, 5.508%, 2/12/44	613,000	602,824

Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.275%, 1/11/43	320,000	319,392
FRB Ser. 11-C3, Class E, 5.155%, 7/15/49	82,000	82,675

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	959,738	71,980

UBS Commercial Mortgage Trust 144A FRB
Ser. 12-C1, Class XA, IO, 2.089%, 5/10/45	3,235,728	288,984

UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.885%, 5/10/63	629,000	439,482
FRB Ser. 12-C2, Class E, 4.885%, 5/10/63	816,000	744,984
FRB Ser. 12-C2, Class XA, IO, 1.629%, 5/10/63	6,345,666	311,659

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.104%, 6/15/45	539,000	350,188
Ser. 07-C30, Class AJ, 5.413%, 12/15/43	932,000	932,000
FRB Ser. 06-C29, IO, 0.311%, 11/15/48	4,513,849	181
FRB Ser. 07-C34, IO, 0.294%, 5/15/46	6,946,130	13,198

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 06-C26, Class XC, IO, 0.059%, 6/15/45	4,252,422	850

Wells Fargo Commercial Mortgage Trust FRB
Ser. 14-LC16, Class XA, IO, 1.438%, 8/15/50	4,672,487	299,039

Wells Fargo Commercial Mortgage Trust 144A
Ser. 12-LC5, Class E, 4.777%, 10/15/45	442,000	329,246
Ser. 12-LC5, Class D, 4.776%, 10/15/45	1,057,000	983,042
Ser. 14-LC18, Class D, 3.957%, 12/15/47	628,000	484,798

WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C17, Class C, 5.124%, 12/15/46	600,000	634,944
FRB Ser. 13-C17, Class XA, IO, 1.52%, 12/15/46	11,250,404	636,773
FRB Ser. 14-C22, Class XA, IO, 0.934%, 9/15/57	13,969,867	690,950
FRB Ser. 13-C14, Class XA, IO, 0.86%, 6/15/46	18,798,293	718,659

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.602%, 2/15/44	599,000	612,238
Ser. 11-C4, Class E, 5.265%, 6/15/44	368,000	364,136
FRB Ser. 13-C17, Class D, 5.124%, 12/15/46	292,000	275,592

MORTGAGE-BACKED
SECURITIES (49.1%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class F, 5.00%, 6/15/44	$311,000	$238,879
FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	858,000	612,097
FRB Ser. 12-C7, Class D, 4.835%, 6/15/45	231,000	221,769
Ser. 12-C7, Class F, 4.50%, 6/15/45	645,000	458,660
FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	248,000	216,931
FRB Ser. 12-C10, Class D, 4.452%, 12/15/45	1,274,000	1,133,462
Ser. 14-C19, Class D, 4.234%, 3/15/47	727,000	587,263
Ser. 13-C12, Class E, 3.50%, 3/15/48	662,000	488,953
FRB Ser. 12-C9, Class XA, IO, 2.099%, 11/15/45	6,391,159	518,259
FRB Ser. 11-C5, Class XA, IO, 1.768%, 11/15/44	2,650,110	179,359
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45	9,911,240	691,210
FRB Ser. 13-C12, Class XA, IO, 1.38%, 3/15/48	3,857,114	211,678
FRB Ser. 13-C11, Class XA, IO, 1.359%, 3/15/45	7,988,805	412,092
FRB Ser. 12-C9, Class XB, IO, 0.704%, 11/15/45	8,807,000	319,694

		52,060,409
Residential mortgage-backed securities (non-agency) (9.1%)
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2,
1.611%, 1/26/46	1,300,000	1,165,710

Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA1, Class M3, 7.106%, 9/25/28	2,085,080	2,397,947
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M3, 5.406%, 10/25/28	1,400,000	1,490,476
Structured Agency Credit Risk Debt FRN
Ser. 13-DN2, Class M2, 5.006%, 11/25/23	320,000	338,912
FRB Ser. 16-HQA4, Class M3, 4.656%, 4/25/29	310,000	303,493
Structured Agency Credit Risk Debt FRN
Ser. 14-DN2, Class M3, 4.356%, 4/25/24	310,000	321,775

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 2M2, 7.706%, 8/25/28	1,200,000	1,379,995
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1M2, 6.756%, 9/25/28	1,439,000	1,602,902
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2M2, 6.656%, 10/25/28	1,920,000	2,124,702
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1M2, 6.056%, 10/25/28	2,192,000	2,396,365
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2M2, 5.206%, 1/25/29	2,117,000	2,197,741
Connecticut Avenue Securities FRB Ser. 16-C06,
Class 1M2, 5.006%, 4/25/29	210,000	216,384

FIRSTPLUS Home Loan Owner Trust Ser. 97-3,
Class B1, 7.79%, 11/10/23 (In default) †	77,731	8

Morgan Stanley Resecuritization Trust 144A
Ser. 15-R4, Class CB1, 0.997%, 8/26/47	180,000	136,800

Structured Asset Securities Corp. Mortgage Loan
Trust FRB Ser. 06-AM1, Class A4, 0.916%, 4/25/36	620,032	608,016

WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, 1.556%, 1/25/45	223,419	201,687
FRB Ser. 05-AR11, Class A1C3, 1.266%, 8/25/45	584,879	539,609
FRB Ser. 05-AR19, Class A1C3, 1.256%, 12/25/45	865,536	782,272
FRB Ser. 05-AR13, Class A1C4, 1.186%, 10/25/45 3,308,429		2,812,164
FRB Ser. 05-AR17, Class A1B2, 1.166%, 12/25/45	1,663,150	1,398,709

Wells Fargo Mortgage Backed Securities Trust FRB
Ser. 05-AR16, Class 6A4, 3.072%, 10/25/35	220,785	214,123

		22,629,790

Total mortgage-backed securities (cost $125,011,870)		$121,637,237

Putnam VT Income Fund	9

CORPORATE BONDS AND NOTES (25.1%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. unsub. notes 5.25%,
1/15/45 (Canada)	$46,000	$47,903

Celanese US Holdings, LLC company
guaranty sr. unsec. notes 5.875%, 6/15/21
(Germany)	184,000	204,334

Celanese US Holdings, LLC company
guaranty sr. unsec. unsub. notes 4.625%,
11/15/22 (Germany)	50,000	52,313

Cytec Industries, Inc. sr. unsec.
unsub. notes 3.50%, 4/1/23	50,000	48,143

Freeport-McMoRan, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 2/1/22
(Indonesia)	36,000	36,990

Georgia-Pacific, LLC sr. unsec.
unsub. notes 7.75%, 11/15/29	70,000	94,212

Georgia-Pacific, LLC 144A company
guaranty sr. unsec. notes 5.40%, 11/1/20	110,000	120,932

Glencore Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 11/15/41
(Canada)	13,000	12,805

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	221,000	225,973

Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	148,000	145,040

INVISTA Finance, LLC 144A company
guaranty sr. notes 4.25%, 10/15/19	109,000	108,062

LyondellBasell Industries NV sr. unsec.
unsub. notes 4.625%, 2/26/55	145,000	134,740

Union Carbide Corp. sr. unsec.
unsub. bonds 7.75%, 10/1/96	82,000	99,411

Westlake Chemical Corp. 144A company
guaranty sr. unsec. unsub. bonds 3.60%, 8/15/26	530,000	506,604

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	230,000	300,259

WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	39,000	51,325

WestRock RKT Co. company guaranty sr. unsec.
unsub. notes 4.45%, 3/1/19	33,000	34,432

Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%,
3/15/32 R	244,000	308,994

		2,532,472
Capital goods (0.4%)
Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4.50%,
1/15/23	110,000	112,200

L-3 Communications Corp. company
guaranty sr. unsec. bonds 3.85%, 12/15/26	35,000	34,790

Legrand France SA sr. unsec. unsub. notes 8.50%,
2/15/25 (France)	308,000	397,939

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 3/15/35	61,000	64,534

Medtronic, Inc. company guaranty sr. unsec.
sub. notes 3.50%, 3/15/25	65,000	66,931

Northrop Grumman Systems Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 3/1/26	55,000	73,127

Republic Services, Inc. company
guaranty sr. unsec. unsub. notes 3.80%, 5/15/18	110,000	112,906

ZF North America Capital, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.50%, 4/29/22	150,000	154,688

		1,017,115

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Communication services (2.8%)
American Tower Corp. sr. unsec. notes 4.00%,
6/1/25 R	$235,000	$235,600

American Tower Corp. sr. unsec.
unsub. bonds 3.375%, 10/15/26 R	25,000	23,667

AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	235,000	222,643

AT&T, Inc. sr. unsec. unsub. notes 3.40%, 5/15/25	235,000	226,498

CC Holdings GS V, LLC/Crown Castle GS III Corp.
company guaranty sr. notes 3.849%, 4/15/23	79,000	80,282

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	312,000	360,697

Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. notes 4.908%, 7/23/25	83,000	87,476

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	180,000	231,398

Crown Castle International Corp. sr. unsec.
notes 5.25%, 1/15/23 R	50,000	53,813

Crown Castle International Corp. sr. unsec.
notes 4.875%, 4/15/22 R	43,000	45,903

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883%, 8/15/20	583,000	620,820

NBCUniversal Media, LLC company
guaranty sr. unsec. unsub. notes 6.40%, 4/30/40	218,000	281,899

Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 3/15/43
(Canada)	95,000	92,833

SBA Tower Trust 144A sr. notes 2.933%, 12/11/17	175,000	174,966

Sprint Spectrum Co., LLC/Sprint Spectrum Co.
II, LLC/Sprint Spectrum Co. III, LL 144A company
guaranty sr. notes 3.36%, 9/20/21	480,000	480,898

TCI Communications, Inc. sr. unsec.
unsub. notes 7.875%, 2/15/26	534,000	716,771

Telecom Italia SpA 144A sr. unsec. notes 5.303%,
5/30/24 (Italy)	250,000	244,375

Telefonica Emisiones SAU company
guaranty sr. unsec. notes 4.57%, 4/27/23 (Spain)	150,000	157,370

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 7.045%, 6/20/36
(Spain)	75,000	86,852

Telefonica Emisiones SAU company
guaranty sr. unsec. unsub. notes 5.462%, 2/16/21
(Spain)	220,000	239,816

Verizon Communications, Inc. sr. unsec.
unsub. notes 6.40%, 9/15/33	11,000	13,272

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.90%, 2/15/54 (units)	53,400	1,388,400

Verizon Communications, Inc. sr. unsec.
unsub. notes 5.05%, 3/15/34	227,000	239,360

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.522%, 9/15/48	541,000	518,771

Verizon Communications, Inc. sr. unsec.
unsub. notes 4.40%, 11/1/34	85,000	83,894

Verizon New Jersey, Inc. company
guaranty sr. unsec. unsub. bonds 8.00%, 6/1/22	40,000	48,225

		6,956,499
Conglomerates (0.1%)
General Electric Co. jr. unsec. sub. FRB Ser. D,
5.00%, perpetual maturity	207,000	215,280

		215,280

10	Putnam VT Income Fund

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Consumer cyclicals (2.6%)
21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.85%, 3/1/39	$194,000	$260,607

21st Century Fox America, Inc. company
guaranty sr. unsec. notes 7.75%, 1/20/24	221,000	272,085

21st Century Fox America, Inc. company
guaranty sr. unsec. unsub. notes 7.75%, 12/1/45	227,000	314,790

Autonation, Inc. company guaranty sr. unsec.
notes 4.50%, 10/1/25	30,000	30,350

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 2/1/20	199,000	214,419

CBS Corp. company guaranty sr. unsec.
debs. 7.875%, 7/30/30	189,000	255,640

CBS Corp. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	254,000	235,611

D.R. Horton, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 8/15/23	120,000	129,150

Dollar General Corp. sr. unsec. sub. notes 3.25%,
4/15/23	135,000	133,221

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95%, 8/15/20	155,000	169,426

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 2/15/26	50,000	51,580

Ford Motor Co. sr. unsec. unsub. bonds 7.70%,
5/15/97	48,000	53,543

Ford Motor Co. sr. unsec. unsub. notes 7.40%,
11/1/46	485,000	633,852

General Motors Co. sr. unsec. notes 6.25%, 10/2/43	90,000	99,493

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	160,000	154,226

General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 3.00%, 9/25/17	43,000	43,404

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	37,000	36,704

General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 3.45%, 4/10/22	597,000	590,394

Grupo Televisa SAB sr. unsec.
unsub. bonds 6.625%, 1/15/40 (Mexico)	280,000	293,407

Hilton Domestic Operating Co., Inc. 144A
sr. unsec. sub. notes 4.25%, 9/1/24	50,000	48,500

Historic TW, Inc. company guaranty sr. unsec.
unsub. bonds 9.15%, 2/1/23	325,000	416,796

Host Hotels & Resorts LP sr. unsec.
unsub. notes 6.00%, 10/1/21 R	78,000	86,858

Host Hotels & Resorts LP sr. unsec.
unsub. notes 5.25%, 3/15/22 R	37,000	40,021

Hyatt Hotels Corp. sr. unsec.
unsub. notes 3.375%, 7/15/23	102,000	100,491

L Brands, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/21	280,000	315,350

L Brands, Inc. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/22	125,000	133,594

Lear Corp. company guaranty sr. unsec.
unsub. notes 5.375%, 3/15/24	85,000	88,931

NVR, Inc. sr. unsec. notes 3.95%, 9/15/22	90,000	91,571

O’Reilly Automotive, Inc. company
guaranty sr. unsec. notes 3.85%, 6/15/23	103,000	105,892

O’Reilly Automotive, Inc. company
guaranty sr. unsec. sub. notes 3.55%, 3/15/26	95,000	94,379

Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	130,000	128,657

Owens Corning company guaranty sr. unsec.
sub. notes 9.00%, 6/15/19	114,000	129,984

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Priceline Group, Inc. (The) sr. unsec.
notes 3.65%, 3/15/25	$56,000	$55,844

QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	199,000	200,047

S&P Global, Inc. company guaranty sr. unsec.
unsub. notes 4.40%, 2/15/26	145,000	153,389

Tiffany & Co. sr. unsec. unsub. notes 4.90%,
10/1/44	100,000	93,248

Time Warner, Inc. company guaranty sr. unsec.
unsub. bonds 3.80%, 2/15/27	100,000	99,432

Time Warner, Inc. company guaranty sr. unsec.
unsub. bonds 2.95%, 7/15/26	85,000	79,179

Vulcan Materials Co. sr. unsec.
unsub. notes 4.50%, 4/1/25	40,000	41,872

		6,475,937
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/31/24	120,000	126,239

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 4.90%, 2/1/46	330,000	356,687

Anheuser-Busch InBev Finance, Inc. company
guaranty sr. unsec. unsub. bonds 3.65%, 2/1/26	65,000	65,987

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 4.95%, 1/15/42	200,000	217,712

Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 8.20%, 1/15/39	275,000	413,571

Bacardi, Ltd. 144A unsec. notes 4.50%, 1/15/21
(Bermuda)	345,000	365,032

Constellation Brands, Inc. company
guaranty sr. unsec. notes 3.875%, 11/15/19	20,000	20,701

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. bonds 3.70%, 12/6/26	30,000	29,311

CVS Health Corp. sr. unsec. notes 4.75%, 12/1/22	80,000	86,874

CVS Health Corp. sr. unsec. unsub. notes 5.125%,
7/20/45	75,000	83,584

CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	27,926	30,957

CVS Pass-Through Trust 144A sr. mtge.
notes 7.507%, 1/10/32	668,905	814,504

CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	124,049	130,560

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. bonds 4.50%, 2/15/45	40,000	38,143

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	96,000	121,637

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	261,000	287,695

ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 3.85%, 11/15/24	145,000	147,358

Grupo Bimbo SAB de CV 144A company
guaranty sr. unsec. unsub. notes 4.875%, 6/27/44
(Mexico)	200,000	182,622

Kraft Foods Group, Inc. company
guaranty sr. unsec. notes Ser. 144A, 6.875%,
1/26/39	30,000	37,691

Kraft Foods Group, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 2/9/40	211,000	256,755

Kraft Heinz Foods Co. company guaranty sr. unsec.
bonds 4.375%, 6/1/46	45,000	42,344

Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	50,000	49,469

Newell Brands, Inc. sr. unsec.
unsub. notes 4.20%, 4/1/26	190,000	198,318

Putnam VT Income Fund	11

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Consumer staples cont.
Tyson Foods, Inc. company guaranty sr. unsec.
bonds 4.875%, 8/15/34	$17,000	$17,324

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. bonds 5.15%, 8/15/44	23,000	23,848

Walgreens Boots Alliance, Inc. sr. unsec.
bonds 3.45%, 6/1/26	20,000	19,632

Walgreens Boots Alliance, Inc. sr. unsec.
unsub. notes 3.30%, 11/18/21	205,000	208,812

		4,373,367
Energy (1.6%)
Anadarko Petroleum Corp. sr. unsec. notes 7.20%,
3/15/29	91,000	107,785

Anadarko Petroleum Corp. sr. unsec. notes 6.45%,
9/15/36	161,000	191,617

BP Capital Markets PLC company
guaranty sr. unsec. bonds 3.119%, 5/4/26
(United Kingdom)	304,000	295,276

Concho Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/25	355,000	354,294

DCP Midstream Operating LP company
guaranty sr. unsec. notes 2.70%, 4/1/19	100,000	98,750

Devon Energy Corp. sr. unsec. unsub. notes 3.25%,
5/15/22	233,000	231,522

EQT Midstream Partners LP company
guaranty sr. unsec. sub. notes 4.00%, 8/1/24	100,000	98,624

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	100,000	116,472

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7.875%, 9/15/31	194,000	248,421

Motiva Enterprises, LLC 144A sr. unsec.
notes 6.85%, 1/15/40	105,000	126,938

Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 6.05%, 3/1/41	215,000	144,050

Pride International, Inc. company
guaranty sr. unsec. unsub. notes 7.875%, 8/15/40	130,000	116,350

Sabine Pass Liquefaction, LLC 144A
sr. bonds 5.00%, 3/15/27	310,000	312,713

Spectra Energy Partners LP sr. unsec.
notes 3.375%, 10/15/26	145,000	138,689

Statoil ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	151,000	168,264

Valero Energy Partners LP sr. unsec.
unsub. notes 4.375%, 12/15/26	259,000	261,321

Williams Partners LP sr. unsec. notes 5.25%,
3/15/20	205,000	219,026

Williams Partners LP sr. unsec. sub. notes 4.30%,
3/4/24	214,000	216,206

Williams Partners LP/ACMP Finance Corp.
sr. unsec. sub. notes 4.875%, 3/15/24	471,000	475,608

		3,921,926
Financials (10.1%)
Aflac, Inc. sr. unsec. notes 6.45%, 8/15/40	44,000	57,778

Air Lease Corp. sr. unsec. notes 3.75%, 2/1/22	105,000	108,155

Air Lease Corp. sr. unsec. unsub. notes 3.375%,
6/1/21	140,000	141,940

Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	150,000	149,625

American Express Co. jr. unsec. sub. FRN Ser. C,
4.90%, perpetual maturity	265,000	251,750

American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	706,000	893,090

Aon PLC company guaranty sr. unsec.
unsub. notes 4.25%, 12/12/42	580,000	543,381

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Financials cont.
Assurant, Inc. sr. unsec. notes 6.75%, 2/15/34	$34,000	$40,914

Australia & New Zealand Banking Group,
Ltd./United Kingdom 144A jr. unsec. sub. FRB
6.75%, perpetual maturity (United Kingdom)	200,000	211,325

AXA SA 144A jr. unsec. sub. FRN 6.463%, perpetual
maturity (France)	140,000	137,287

AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	279,000	297,135

Banco del Estado de Chile 144A sr. unsec.
notes 2.00%, 11/9/17 (Chile)	150,000	150,018

Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	245,000	247,756

Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	140,000	146,300

Bank of America Corp. unsec. sub. FRN 1.723%,
9/15/26	100,000	89,623

Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	300,000	350,650

Barclays Bank PLC unsec. sub. notes 7.625%,
11/21/22 (United Kingdom)	212,000	232,670

Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	386,000	397,044

BGC Partners, Inc. sr. unsec. notes 5.125%,
5/27/21	45,000	45,700

BPCE SA 144A unsec. sub. notes 5.70%, 10/22/23
(France)	200,000	210,257

Cantor Fitzgerald LP 144A unsec. notes 6.50%,
6/17/22	210,000	224,241

Capital One Financial Corp. unsec.
sub. notes 4.20%, 10/29/25	225,000	225,748

CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	22,000	22,686

CBRE Services, Inc. company guaranty sr. unsec.
unsub. notes 4.875%, 3/1/26	163,000	162,409

CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	100,000	103,000

Citigroup, Inc. jr. unsec. sub. FRB Ser. B,
5.90%, perpetual maturity	56,000	56,630

Citigroup, Inc. jr. unsec. sub. FRB Ser. P,
5.95%, perpetual maturity	244,000	240,999

Citigroup, Inc. jr. unsec. sub. FRN 5.875%,
perpetual maturity	33,000	33,413

Citigroup, Inc. jr. unsec. unsub. FRN Ser. T,
6.25%, perpetual maturity	915,000	941,535

CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	70,000	69,913

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)	400,000	449,360

Cooperatieve Centrale Raiffeisen-Boerenleenbank
BA/Netherlands company guaranty unsec.
sub. notes 4.625%, 12/1/23 (Netherlands)	250,000	263,169

Cooperatieve Rabobank UA 144A jr. unsec. sub. FRN
11.00%, perpetual maturity (Netherlands)	175,000	205,678

Credit Agricole SA 144A unsec. sub. notes 4.375%,
3/17/25 (France)	200,000	196,521

Credit Suisse Group AG 144A jr. unsec. sub. FRN
6.25%, perpetual maturity (Switzerland)	225,000	218,813

DDR Corp. sr. unsec. unsub. notes 7.875%, 9/1/20 R	70,000	81,517

Duke Realty LP company guaranty sr. unsec.
unsub. notes 3.875%, 2/15/21 R	45,000	46,898

12	Putnam VT Income Fund

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Financials cont.
EPR Properties company guaranty sr. unsec.
sub. notes 5.25%, 7/15/23 R	$196,000	$203,206

Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	25,000	24,313

Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	158,000	147,335

Five Corners Funding Trust 144A sr. unsec.
bonds 4.419%, 11/15/23	235,000	247,894

GE Capital International Funding Co.
Unlimited Co. company guaranty sr. unsec.
bonds 4.418%, 11/15/35 (Ireland)	445,000	466,319

Goldman Sachs Group, Inc. (The) unsec.
sub. notes 6.75%, 10/1/37	437,000	536,226

Hartford Financial Services Group, Inc. (The) jr.
unsec. sub. FRB 8.125%, 6/15/38	210,000	224,963

Hartford Financial Services Group, Inc. (The)
sr. unsec. unsub. notes 6.625%, 3/30/40	168,000	207,321

Healthcare Realty Trust, Inc. sr. unsec.
unsub. notes 3.875%, 5/1/25 R	105,000	103,534

Hospitality Properties Trust sr. unsec.
unsub. notes 4.50%, 3/15/25 R	161,000	156,934

HSBC Capital Funding LP 144A company guaranty jr.
unsec. sub. FRB 10.176%, perpetual maturity
(Jersey)	121,000	178,475

ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23
(Netherlands)	520,000	570,116

International Lease Finance Corp. sr. unsec.
unsub. notes 6.25%, 5/15/19	241,000	258,473

JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z,
5.30%, perpetual maturity	258,000	263,304

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	156,000	161,538

JPMorgan Chase & Co. sr. unsec. notes Ser. MTN,
2.295%, 8/15/21	335,000	328,794

KKR Group Finance Co., LLC 144A company
guaranty sr. unsec. unsub. notes 6.375%, 9/29/20	45,000	50,680

Liberty Mutual Group, Inc. 144A company
guaranty jr. unsec. sub. FRN 7.00%, 3/15/37	220,000	195,800

Liberty Mutual Insurance Co. 144A unsec.
sub. notes 7.697%, 10/15/97	300,000	368,231

Lloyds Banking Group PLC unsec. sub. bonds 5.30%,
12/1/45 (United Kingdom)	309,000	318,223

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
6.657%, perpetual maturity (United Kingdom)	925,000	994,375

Massachusetts Mutual Life Insurance Co. 144A
unsec. sub. notes 8.875%, 6/1/39	705,000	1,058,317

MetLife Capital Trust IV 144A jr. unsec.
sub. notes 7.875%, 12/15/37	920,000	1,109,060

MetLife, Inc. jr. unsec. sub. notes 6.40%,
12/15/36	85,000	91,800

Mid-America Apartments LP sr. unsec. notes 4.30%,
10/15/23 R	170,000	176,766

Mitsubishi UFJ Financial Group, Inc. sr. unsec.
unsub. notes 3.85%, 3/1/26 (Japan)	200,000	205,449

Nationwide Mutual Insurance Co. 144A unsec.
sub. notes 8.25%, 12/1/31	205,000	285,510

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 5.875%, 3/15/22	73,000	75,464

Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%,
4/15/45	75,000	59,344

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Financials cont.
OneAmerica Financial Partners, Inc. 144A
sr. unsec. notes 7.00%, 10/15/33	$515,000	$567,734

Peachtree Corners Funding Trust 144A company
guaranty sr. unsec. unsub. bonds 3.976%, 2/15/25	100,000	97,571

Primerica, Inc. sr. unsec. notes 4.75%, 7/15/22	42,000	44,950

Progressive Corp. (The) jr. unsec. sub. FRN
6.70%, 6/15/37	546,000	533,715

Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	149,000	154,401

Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	212,000	210,145

Prudential Financial, Inc. sr. unsec.
notes 6.625%, 6/21/40	142,000	180,107

Realty Income Corp. sr. unsec. notes 4.65%, 8/1/23 R	40,000	42,869

Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	140,000	149,146

Royal Bank of Scotland Group PLC sr. unsec.
unsub. notes 3.875%, 9/12/23 (United Kingdom)	200,000	192,051

Santander Issuances SAU company guaranty unsec.
sub. notes 5.179%, 11/19/25 (Spain)	200,000	201,508

Santander UK PLC 144A unsec. sub. notes 5.00%,
11/7/23 (United Kingdom)	50,000	50,949

Select Income REIT sr. unsec. unsub. notes 3.60%,
2/1/20 R	40,000	40,077

Select Income REIT sr. unsec. unsub. notes 2.85%,
2/1/18 R	40,000	40,171

SL Green Realty Corp company guaranty sr. unsec.
unsub. notes 5.00%, 8/15/18 R	163,000	168,516

State Street Corp. jr. unsec. sub. FRB 1.963%,
6/15/37	852,000	752,955

Sumitomo Mitsui Financial Group, Inc. 144A unsec.
sub. bonds 4.436%, 4/2/24 (Japan)	410,000	426,840

Teachers Insurance & Annuity Association
of America 144A unsec. sub. notes 6.85%,
12/16/39	231,000	299,774

TIERS Trust/United States 144A
sr. bonds stepped-coupon zero % (8.125%,
9/15/17), 3/15/46 ††	200,000	212,000

Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	180,000	175,829

Travelers Property Casualty Corp. company
guaranty sr. unsec. unsub. bonds 7.75%, 4/15/26	236,000	309,956

UBS Group AG jr. unsec. sub. FRN 6.875%,
perpetual maturity (Switzerland)	247,000	243,616

UBS Group Funding Jersey, Ltd. 144A company
guaranty sr. unsec. notes 4.125%, 4/15/26 (Jersey)	287,000	291,268

VEREIT Operating Partnership LP company
guaranty sr. unsec. notes 4.60%, 2/6/24 R	330,000	331,650

VEREIT Operating Partnership LP company
guaranty sr. unsec. unsub. bonds 4.875%, 6/1/26 R	20,000	20,300

Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	115,000	119,600

Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT,
6.60%, 1/15/38	860,000	1,093,960

Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	145,000	158,445

WP Carey, Inc. sr. unsec. unsub. notes 4.60%,
4/1/24 R	249,000	251,405

ZFS Finance USA Trust V 144A jr. unsec. sub. FRB
6.50%, 5/9/37	218,000	219,090

		24,893,290

Putnam VT Income Fund	13

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Health care (0.7%)
AbbVie, Inc. sr. unsec. notes 3.60%, 5/14/25	$60,000	$59,429

Actavis Funding SCS company guaranty sr. unsec.
notes 4.75%, 3/15/45 (Luxembourg)	75,000	73,630

Actavis Funding SCS company guaranty sr. unsec.
notes 3.45%, 3/15/22 (Luxembourg)	37,000	37,555

Anthem, Inc. sr. unsec. unsub. notes 4.625%,
5/15/42	172,000	172,820

Fresenius Medical Care US Finance II, Inc. 144A
company guaranty sr. unsec. sub. notes 5.625%,
7/31/19	90,000	95,850

Fresenius Medical Care US Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5.75%,
2/15/21	184,000	198,720

HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	169,000	174,704

HCA, Inc. company guaranty sr. sub. notes 5.00%,
3/15/24	95,000	97,731

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. bonds 5.25%, 1/15/26 R	15,000	15,338

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 4.50%, 4/1/27 R	95,000	90,369

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. unsub. notes 4.95%, 4/1/24 R	125,000	126,660

Shire Acquisitions Investments Ireland DAC
company guaranty sr. unsec. unsub. notes 3.20%,
9/23/26 (Ireland)	85,000	79,419

Teva Pharmaceutical Finance Netherlands III BV
company guaranty sr. unsec. unsub. bonds 3.15%,
10/1/26 (Netherlands)	264,000	243,389

UnitedHealth Group, Inc. sr. unsec.
unsub. notes 4.625%, 11/15/41	165,000	173,372

		1,638,986
Technology (0.9%)
Apple, Inc. sr. unsec. unsub. notes 4.375%,
5/13/45	199,000	204,437

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	369,000	409,656

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	82,000	100,966

Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. notes 5.45%, 6/15/23	248,000	263,063

Fidelity National Information Services, Inc.
company guaranty sr. unsec. unsub. notes 5.00%,
3/15/22	258,000	265,124

Jabil Circuit, Inc. sr. unsec. sub. notes 8.25%,
3/15/18	105,000	112,462

Microsoft Corp. sr. unsec. unsub. bonds 2.40%,
8/8/26	345,000	325,920

Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	585,000	555,288

		2,236,916
Transportation (0.4%)
Continental Airlines, Inc. pass-through
certificates Ser. 97-4A, 6.90%, 1/2/18	31,488	31,743

Norfolk Southern Corp. sr. unsec.
unsub. bonds 6.00%, 5/23/11	185,000	216,417

Penske Truck Leasing Co. Lp/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	447,000	427,678

Southwest Airlines Co. 2007-1 Pass Through Trust
pass-through certificates Ser. 07-1, 6.15%, 8/1/22	213,267	236,460

United AirLines, Inc. pass-through certificates
Ser. 07-A, 6.636%, 7/2/22	152,283	163,705

		1,076,003

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount	Value

Utilities and power (2.7%)
Appalachian Power Co. sr. unsec.
unsub. notes Ser. L, 5.80%, 10/1/35	$134,000	$154,938

Beaver Valley II Funding Corp. sr. bonds 9.00%,
6/1/17	4,000	4,000

Berkshire Hathaway Energy Co. sr. unsec.
bonds 6.50%, 9/15/37	163,000	212,174

Berkshire Hathaway Energy Co. sr. unsec.
unsub. bonds 6.125%, 4/1/36	129,000	161,105

Commonwealth Edison Co. sr. mtge. bonds
5.875%, 2/1/33	172,000	206,714

Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	191,000	191,512

El Paso Natural Gas Co., LLC company
guaranty sr. unsec. unsub. notes 8.375%,
6/15/32	358,000	444,015

Emera US Finance LP 144A company
guaranty sr. unsec. notes 3.55%, 6/15/26	100,000	98,303

Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	405,000	414,676

Enel Finance International SA 144A company
guaranty sr. unsec. unsub. notes 5.125%, 10/7/19
(Netherlands)	180,000	192,415

Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24	20,000	20,650

Energy Transfer Partners LP sr. unsec.
unsub. bonds 6.125%, 12/15/45	175,000	186,189

Energy Transfer Partners LP sr. unsec.
unsub. notes 6.50%, 2/1/42	150,000	162,562

Energy Transfer Partners LP sr. unsec.
unsub. notes 5.20%, 2/1/22	128,000	137,062

FirstEnergy Corp. sr. unsec. unsub. notes 4.25%,
3/15/23	58,000	59,960

FirstEnergy Transmission, LLC 144A sr. unsec.
unsub. notes 5.45%, 7/15/44	245,000	260,084

Iberdrola International BV company
guaranty sr. unsec. unsub. bonds 6.75%, 7/15/36
(Spain)	157,000	192,022

ITC Holdings Corp. 144A sr. unsec. notes 6.05%,
1/31/18	140,000	146,007

Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	86,000	85,720

Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.05%, 12/1/19	85,000	86,220

Oncor Electric Delivery Co., LLC sr. notes 7.00%,
9/1/22	161,000	196,512

Oncor Electric Delivery Co., LLC sr. notes 4.10%,
6/1/22	145,000	154,857

Pacific Gas & Electric Co. sr. unsec.
notes 6.35%, 2/15/38	136,000	173,517

Pacific Gas & Electric Co. sr. unsec.
unsub. notes 5.80%, 3/1/37	139,000	169,652

PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	180,000	233,164

PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 3.40%, 6/1/23	10,000	10,068

Puget Sound Energy, Inc. jr. unsec. sub. FRN
Ser. A, 6.974%, 6/1/67	610,000	521,550

Texas Gas Transmission, LLC 144A sr. unsec.
notes 4.50%, 2/1/21	337,000	348,968

Texas-New Mexico Power Co. 144A 1st
sr. bonds Ser. A, 9.50%, 4/1/19	396,000	453,887

14	Putnam VT Income Fund

CORPORATE BONDS
AND NOTES (25.1%)* cont.	Principal amount		Value

Utilities and power cont.
TransCanada PipeLines, Ltd. jr. unsec. sub. FRN
6.35%, 5/15/67 (Canada)		$554,000	$461,205

WEC Energy Group jr. unsec. sub. FRN 6.25%,
5/15/67		754,000	660,681

			6,800,389

Total corporate bonds and notes (cost $59,242,784)		$62,138,180

ASSET-BACKED SECURITIES (1.1%)*	Principal amount		Value

Mortgage Repurchase Agreement Financing Trust
144A FRB Ser. 16-5, Class A, 1.871%, 6/10/19	$1,540,000		$1,540,000

Station Place Securitization Trust FRB Ser. 16-1,
Class A, 1.525%, 2/25/17 (acquired 2/4/16,
cost $1,108,000) ∆∆	1,108,000		1,108,000

Total asset-backed securities (cost $2,648,000)		$2,648,000

MUNICIPAL BONDS AND NOTES (0.5%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds),
7.50%, 4/1/34		$350,000	$495,075

North TX, Tollway Auth. Rev. Bonds (Build America
Bonds), 6.718%, 1/1/49		285,000	400,206

OH State U. Rev. Bonds (Build America Bonds),
4.91%, 6/1/40		255,000	291,085

Total municipal bonds and notes (cost $892,173)		$1,186,366

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
1.4019/3 month USD-LIBOR-BBA/
Jan-19	Jan-17/1.4019	$26,176,400	$3,403

Citibank, N.A.
2.226/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.226	13,088,200	37,694

2.11875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.11875	13,088,200	7,068

Credit Suisse International
1.95275/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/1.95275	13,088,200	393

Goldman Sachs International
2.462/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.462	19,632,300	287,024

2.4775/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.4775	13,088,200	214,646

2.2125/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2125	13,088,200	28,532

1.1735/3 month USD-LIBOR-BBA/
Jan-18	Jan-17/1.1735	52,352,800	2,618

JPMorgan Chase Bank N.A.
2.2095/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.2095	13,088,200	32,066

Total purchased swap options outstanding (cost $565,541)			$613,444

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.5%)*	date/Strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.77	$6,000,000	$330,900

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/100.58	6,000,000	319,620

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (0.5%)* cont.	date/Strike price	amount	Value

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/$100.02	$6,000,000	$285,900

Federal National Mortgage
Association 30 yr 2.50%
TBA commitments (Put)	Jan-17/99.83	6,000,000	274,620

Total purchased options outstanding (cost $245,626)			$1,211,040

	Principal amount/
SHORT-TERM INVESTMENTS (13.1%)*		shares	Value

Putnam Short Term Investment
Fund 0.69% L	Shares	15,479,308	$15,479,308

U.S. Treasury Bills 0.477%, 2/23/17		$100,000	99,933

U.S. Treasury Bills 0.444%, 2/16/17 # ∆ §	5,366,000		5,363,113

U.S. Treasury Bills 0.439%, 2/9/17 # ∆ §	2,801,000		2,799,712

U.S. Treasury Bills 0.414%, 2/2/17 ∆		230,000	229,919

U.S. Treasury Bills 0.385%, 1/26/17 §	2,405,000		2,404,353

U.S. Treasury Bills 0.387%, 1/19/17 #		378,000	377,930

U.S. Treasury Bills 0.461%, 1/12/17 §	5,647,000		5,646,435

Total short-term investments (cost $32,400,353)			$32,400,703

Total investments (cost $367,528,262)			$367,908,167

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay
interest rates that vary inversely to changes in the market
interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $247,530,755.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,108,000, or 0.4% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

Putnam VT Income Fund	15

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $180,789,975 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/16	contracts	Value	date	(depreciation)

U.S. Treasury Bond
30 yr (Long)	119	$17,928,094	Mar-17	$(95,995)

U.S. Treasury Bond
30 yr (Short)	18	2,711,813	Mar-17	14,449

U.S. Treasury Bond
Ultra 30 yr (Long)	104	16,666,000	Mar-17	(139,019)

U.S. Treasury Note
2 yr (Long)	33	7,150,688	Mar-17	(3,894)

U.S. Treasury Note
5 yr (Long)	84	9,883,781	Mar-17	(13,948)

U.S. Treasury Note
10 yr (Long)	13	1,615,656	Mar-17	(3,479)

U.S. Treasury Note
10 yr (Short)	13	1,615,656	Mar-17	3,427

U.S. Treasury Note
Ultra 10 yr (Long)	9	1,206,563	Mar-17	(2,550)

Total				$(241,009)

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16 (premiums $1,527,885)
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.0514)/3 month
USD-LIBOR-BBA/Jan-19	Jan-17/2.0514	$26,176,400	$1,571

Citibank, N.A.
(1.95275)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/1.95275	13,088,200	393

2.776/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.776	13,088,200	1,571

2.28475/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.28475	13,088,200	102,742

Credit Suisse International
2.73/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.73	13,088,200	916

Goldman Sachs International
(1.52275)/3 month
USD-LIBOR-BBA/Jan-18	Jan-17/1.52275	52,352,800	524

2.7625/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.7625	13,088,200	1,047

2.6875/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.6875	13,088,200	7,984

2.657/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.657	19,632,300	8,442

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/16
(premiums $1,527,885) cont.
Counterparty
Fixed Obligation % to receive
or (pay)/Floating rate index/	Expiration	Contract
Maturity date	date/strike	amount	Value

Goldman Sachs International cont.
(2.242)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.242	$19,632,300	$65,376

(2.2675)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.2675	13,088,200	65,441

(2.3725)/3 month
USD-LIBOR-BBA/Jan-27	Jan-17/2.3725	13,088,200	128,264

(2.352)/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.352	19,632,300	153,720

JPMorgan Chase Bank N.A.
2.762/3 month USD-LIBOR-BBA/
Jan-27	Jan-17/2.762	13,088,200	1,832

(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00	5,404,000	326,239

Total			$866,062

WRITTEN OPTIONS	Expiration
OUTSTANDING at 12/31/16	date/strike	Contract
(premiums $245,625)	price	amount	Value

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/$100.02	$6,000,000	$285,900

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.83	6,000,000	274,620

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.27	6,000,000	240,900

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.27	6,000,000	240,900

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.08	6,000,000	229,620

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/99.08	6,000,000	229,620

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.52	6,000,000	195,900

Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Jan-17/98.33	6,000,000	184,680

Total			$1,882,140

TBA SALE COMMITMENTS
OUTSTANDING
at 12/31/16 (proceeds receivable	Principal	Settlement
$23,872,344)	amount	date	Value

Federal Home Loan Mortgage
Corporation, 3.00%, 1/1/47	$1,000,000	1/18/17	$993,516

Federal National Mortgage
Association, 4.00%, 1/1/47	8,000,000	1/18/17	8,410,000

Federal National Mortgage
Association, 3.50%, 1/1/47	2,000,000	1/18/17	2,050,000

Federal National Mortgage
Association, 3.00%, 1/1/47	5,000,000	1/18/17	4,971,094

Federal National Mortgage
Association, 2.50%, 1/1/47	8,000,000	1/18/17	7,618,750

Total		$24,043,360

16	Putnam VT Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/16

	Upfront			Payments received	Unrealized
	premium	Termination	Payments made by	by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$405,762 E	$(14)	4/24/47	3 month USD-LIBOR-BBA	1.92%	$(61,276)

3,659,700 E	(16,526)	3/15/47	2.704%	3 month	(98,884)
				USD-LIBOR-BBA

92,560,600 E	(154,814)	3/15/27	2.4885%	3 month	(1,124,941)
				USD-LIBOR-BBA

8,795,000 E	9,104	3/15/22	3 month USD-LIBOR-BBA	2.132%	51,628

17,994,700 E	(5,306)	3/15/19	1.6065%	3 month	(22,330)
				USD-LIBOR-BBA

Total	$(167,556)				$(1,255,803)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Bank of America N.A.
$229,221	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(73)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

355,767	—	1/12/41	4.50% (1 month	Synthetic TRS	(241)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

Barclays Bank PLC
464,683	—	1/12/40	4.50% (1 month	Synthetic MBX	(172)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

106,973	—	1/12/40	4.00% (1 month	Synthetic MBX	284
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

252,445	—	1/12/39	6.00% (1 month	Synthetic TRS	(2,657)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

889,979	—	1/12/40	4.00% (1 month	Synthetic MBX	2,367
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

44,544	—	1/12/38	6.50% (1 month	Synthetic TRS	(283)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

111,427	—	1/12/41	5.00% (1 month	Synthetic MBX Index	110
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

287,839	—	1/12/40	4.50% (1 month	Synthetic MBX	(106)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

805,206	—	1/12/39	(6.00%) 1 month	Synthetic MBX	6,853
			USD-LIBOR	Index 6.00% 30 year
				Fannie Mae pools

453,260	—	1/12/38	6.50% (1 month	Synthetic TRS	(2,882)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

143,712	—	1/12/41	(5.00%) 1 month	Synthetic TRS	150
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

359,579	—	1/12/43	3.50% (1 month	Synthetic TRS	(39)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

174,901	—	1/12/43	3.50% (1 month	Synthetic TRS	(19)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

Putnam VT Income Fund	17

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,234,936	$—	1/12/40	5.00% (1 month	Synthetic MBX	$(3,418)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

11,713,098	—	1/12/41	5.00% (1 month	Synthetic MBX	(15,976)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

12,627,379	—	1/12/38	(6.50%) 1 month	Synthetic MBX	70,687
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

Citibank, N.A.
927,746	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,265)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

1,623,917	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,215)
			USD-LIBOR)	Index 5.00% 30 year
				Fannie Mae pools

Credit Suisse International
529,210	—	1/12/39	(5.00%) 1 month	Synthetic TRS	7,248
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

736,372	—	1/12/41	(5.00%) 1 month	Synthetic TRS	767
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

3,696,699	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,937
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

428,219	—	1/12/41	4.00% (1 month	Synthetic TRS	(136)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,550,419	—	1/12/45	4.00% (1 month	Synthetic TRS	(1,460)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

32,590	—	1/12/43	(3.50%) 1 month	Synthetic TRS	4
			USD-LIBOR	Index 3.50% 30 year
				Fannie Mae pools

340,496	—	1/12/45	4.00% (1 month	Synthetic TRS	(321)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

336,959	—	1/12/45	3.50% (1 month	Synthetic TRS	(194)
			USD-LIBOR)	Index 3.50% 30 year
				Fannie Mae pools

958,076	—	1/12/41	(4.00%) 1 month	Synthetic TRS	304
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

Goldman Sachs International
565,993	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,599)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

436,643	—	1/12/38	6.50% (1 month	Synthetic TRS	(2,776)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

1,469,833	—	1/12/39	6.00% (1 month	Synthetic TRS	(15,469)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

548,446	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,487)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

173,825	—	1/12/41	4.50% (1 month	Synthetic TRS	(118)
			USD-LIBOR)	Index 4.50% 30 year
				Fannie Mae pools

18	Putnam VT Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International cont.
$810,171	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$4,535
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

304,361	—	1/12/38	(6.50%) 1 month	Synthetic MBX	1,704
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

18,455	—	1/12/41	4.00% (1 month	Synthetic TRS	(6)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

335,299	—	1/12/40	4.00% (1 month	Synthetic TRS	(2,462)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

68,161	—	1/12/39	6.00% (1 month	Synthetic TRS	(717)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

619,609	—	1/12/39	6.00% (1 month	Synthetic TRS	(6,521)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

436,830	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,445
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

1,109,878	—	1/12/38	(6.50%) 1 month	Synthetic MBX	6,213
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

524,196	—	1/12/38	(6.50%) 1 month	Synthetic MBX	2,934
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

41,146	—	1/12/38	(6.50%) 1 month	Synthetic MBX	230
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

109,754	—	1/12/38	(6.50%) 1 month	Synthetic MBX	614
			USD-LIBOR	Index 6.50% 30 year
				Fannie Mae pools

292,166	—	1/12/38	6.50% (1 month	Synthetic TRS	(1,858)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

620,312	—	1/12/38	6.50% (1 month	Synthetic TRS	(3,944)
			USD-LIBOR)	Index 6.50% 30 year
				Fannie Mae pools

1,023,865	—	1/12/39	6.00% (1 month	Synthetic TRS	(10,775)
			USD-LIBOR)	Index 6.00% 30 year
				Fannie Mae pools

1,039,201	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,083
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

338,111	—	1/12/45	4.00% (1 month	Synthetic TRS	(318)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

376,417	—	1/12/43	(3.50%) 1 month	Synthetic TRS	41
			USD-LIBOR	Index 3.50% 30 year
				Fannie Mae pools

898,269	—	1/12/44	(3.00%) 1 month	Synthetic TRS	2,154
			USD-LIBOR	Index 3.00% 30 year
				Fannie Mae pools

335,299	—	1/12/40	(4.00%) 1 month	Synthetic TRS	2,462
			USD-LIBOR	Index 4.00% 30 year
				Fannie Mae pools

Putnam VT Income Fund	19

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by or	appreciation/
Notional amount	received (paid)	date	fund per annum	paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$282,180	$—	1/12/41	4.00% (1 month	Synthetic TRS	$(90)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

1,039,201	—	1/12/41	(5.00%) 1 month	Synthetic TRS	1,083
			USD-LIBOR	Index 5.00% 30 year
				Fannie Mae pools

JPMorgan Securities LLC
667,774	—	1/12/44	4.00% (1 month	Synthetic TRS	(525)
			USD-LIBOR)	Index 4.00% 30 year
				Fannie Mae pools

125,472	—	1/12/43	(3.50%) 1 month	Synthetic TRS	14
			USD-LIBOR	Index 3.50% 30 year
				Fannie Mae pools

Total	$—				$32,101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16

		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB– Index	BBB–/P	$3,281	$48,000	5/11/63	300 bp	$578

CMBX NA BBB– Index	BBB–/P	6,388	106,000	5/11/63	300 bp	418

CMBX NA BBB– Index	BBB–/P	13,088	212,000	5/11/63	300 bp	1,149

CMBX NA BBB– Index	BBB–/P	12,483	219,000	5/11/63	300 bp	150

Credit Suisse International
CMBX NA BB Index	—	(43,085)	307,000	1/17/47	(500 bp)	(2,491)

CMBX NA A Index	A/P	29,700	756,000	1/17/47	200 bp	12,530

CMBX NA A Index	A/P	27,862	757,000	1/17/47	200 bp	10,670

CMBX NA BB Index	—	(34,648)	1,963,000	5/11/63	(500 bp)	223,345

CMBX NA BB Index	—	(21,119)	129,000	1/17/47	(500 bp)	(4,062)

CMBX NA BB Index	—	(893)	92,000	1/17/47	(500 bp)	11,272

CMBX NA BBB– Index	BBB–/P	111,655	2,276,000	5/11/63	300 bp	(16,522)

CMBX NA BBB– Index	BBB–/P	21,579	273,000	1/17/47	300 bp	6,205

CMBX NA BBB– Index	BBB–/P	383,692	5,191,000	1/17/47	300 bp	91,352

Goldman Sachs International
CMBX NA BB Index	—	(78,463)	767,000	5/11/63	(500 bp)	22,342

CMBX NA BB Index	—	(23,304)	154,000	1/17/47	(500 bp)	(2,941)

CMBX NA BB Index	—	(11,542)	79,000	5/11/63	(500 bp)	(1,160)

CMBX NA BB Index	—	(34,659)	205,000	1/17/47	(500 bp)	(7,553)

CMBX NA BBB– Index	BBB–/P	5,425	104,000	5/11/63	300 bp	(432)

CMBX NA BBB– Index	BBB–/P	5,208	105,000	5/11/63	300 bp	(705)

CMBX NA BBB– Index	BBB–/P	5,119	105,000	5/11/63	300 bp	(794)

CMBX NA BBB– Index	BBB–/P	20,522	273,000	5/11/63	300 bp	5,147

CMBX NA BBB– Index	BBB–/P	25,932	536,000	5/11/63	300 bp	(4,254)

CMBX NA BBB– Index	BBB–/P	30,009	406,000	1/17/47	300 bp	7,145

CMBX NA BBB– Index	BBB–/P	31,365	450,000	1/17/47	300 bp	6,023

CMBX NA BBB– Index	BBB–/P	91,834	1,166,000	1/17/47	300 bp	26,168

JPMorgan Securities LLC
CMBX NA A Index	A/P	22,935	523,000	1/17/47	200 bp	11,057

CMBX NA BB Index	—	(43,165)	307,000	5/11/63	(500 bp)	(2,816)

CMBX NA BB Index	—	(24,729)	186,000	5/11/63	(500 bp)	(283)

CMBX NA BB Index	—	(23,053)	159,000	5/11/63	(500 bp)	(2,156)

CMBX NA BB Index	—	(18,697)	130,000	5/11/63	(500 bp)	(1,612)

CMBX NA BBB– Index	BBB–/P	56,540	721,000	5/11/63	300 bp	15,936

CMBX NA BBB– Index	BBB–/P	6,307	114,000	1/17/47	300 bp	(113)

20	Putnam VT Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/16 cont.

		Upfront			Payments	Unrealized
Swap counterparty/		premium	Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**	amount	date	fund per annum	(depreciation)

JPMorgan Securities LLC cont.
CMBX NA BBB– Index	BBB–/P	$12,025	$228,000	1/17/47	300 bp	$(815)

CMBX NA BBB– Index	BBB–/P	6,065	232,000	1/17/47	300 bp	(7,000)

CMBX NA BBB– Index	BBB–/P	23,913	243,000	1/17/47	300 bp	10,228

CMBX NA BBB– Index	BBB–/P	52,489	397,000	1/17/47	300 bp	30,132

CMBX NA BBB– Index	BBB–/P	69,749	577,000	1/17/47	300 bp	37,253

Total		$717,808				$473,391

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$1,108,000	$1,540,000

Corporate bonds and notes	—	61,926,180	212,000

Mortgage-backed securities	—	121,637,237	—

Municipal bonds and notes	—	1,186,366	—

Purchased options outstanding	—	1,211,040	—

Purchased swap options outstanding	—	613,444	—

U.S. government and agency mortgage obligations	—	145,939,715	—

U.S. treasury obligations	—	133,482	—

Short-term investments	15,479,308	16,921,395	—

Totals by level	$15,479,308	$350,676,859	$1,752,000

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(241,009)	$—	$—

Written options outstanding	—	(1,882,140)	—

Written swap options outstanding	—	(866,062)	—

TBA sale commitments	—	(24,043,360)	—

Interest rate swap contracts	—	(1,088,247)	—

Total return swap contracts	—	32,101	—

Credit default contracts	—	(244,417)	—

Totals by level	$(241,009)	$(28,092,125)	$—

Putnam VT Income Fund	21

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
		Accrued		unrealized
Investments in	Balance as of	discounts/	Realized	appreciation/	Cost of	Proceeds	Total transfers	Total transfers	Balance as of
securities:	12/31/15	premiums	gain/(loss)	(depreciation)#	purchases	from sales	into Level 3†	out of Level 3†	12/31/16

Asset-backed
securities	$14,238,000	$—	$—	$—	$1,540,000	$(14,238,000)	$—	$—	$1,540,000

Corporate bonds
and notes	$209,000	(14,316)	—	17,316	—	—	—	—	$212,000

Mortgage-backed
securities	$4,929,611	(526,175)	—	(494,920)	34,080	—	—	(3,942,596)	$—

Totals	$19,376,611	$(540,491)	$—	$(477,604)	$1,574,080	$(14,238,000)	$—	$(3,942,596)	$1,752,000

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities.

# Includes $17,316 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

22	Putnam VT Income Fund

Statement of assets and liabilities
12/31/16

Assets

Investment in securities, at value (Note 1):

Unaffiliated issuers (identified cost $352,048,954)	$352,428,859

Affiliated issuers (identified cost $15,479,308) (Notes 1 and 5)	15,479,308

Cash	89,543

Interest and other receivables	2,367,638

Receivable for shares of the fund sold	508,965

Receivable for sales of delayed delivery securities (Note 1)	22,913,226

Receivable for variation margin (Note 1)	6,717,723

Unrealized appreciation on OTC swap contracts (Note 1)	645,323

Premium paid on OTC swap contracts (Note 1)	357,357

Total assets	401,507,942

Liabilities

Payable for purchases of delayed delivery securities (Note 1)	118,372,399

Payable for shares of the fund repurchased	208,382

Payable for compensation of Manager (Note 2)	82,837

Payable for custodian fees (Note 2)	43,245

Payable for investor servicing fees (Note 2)	44,133

Payable for Trustee compensation and expenses (Note 2)	190,681

Payable for administrative services (Note 2)	2,578

Payable for distribution fees (Note 2)	22,164

Payable for variation margin (Note 1)	6,861,047

Unrealized depreciation on OTC swap contracts (Note 1)	139,831

Premium received on OTC swap contracts (Note 1)	1,075,165

Written options outstanding, at value (premiums $1,773,510) (Notes 1 and 3)	2,748,202

TBA sale commitments, at value (proceeds receivable $23,872,344) (Note 1)	24,043,360

Other accrued expenses	143,163

Total liabilities	153,977,187

Net assets	$247,530,755

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$286,681,521

Undistributed net investment income (Note 1)	9,204,653

Accumulated net realized loss on investments (Note 1)	(46,598,296)

Net unrealized depreciation of investments	(1,757,123)

Total — Representing net assets applicable to capital shares outstanding	$247,530,755

Computation of net asset value Class IA

Net assets	$142,226,299

Number of shares outstanding	12,916,388

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$11.01

Computation of net asset value Class IB

Net assets	$105,304,456

Number of shares outstanding	9,659,685

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$10.90

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund	23

Statement of operations
Year ended 12/31/16

Investment income

Interest (including interest income of $147,939 from investments in affiliated issuers) (Note 5)	$12,802,260

Dividends	6,706

Total investment income	12,808,966

Expenses

Compensation of Manager (Note 2)	1,024,309

Investor servicing fees (Note 2)	181,057

Custodian fees (Note 2)	65,333

Trustee compensation and expenses (Note 2)	17,623

Distribution fees (Note 2)	271,892

Administrative services (Note 2)	7,540

Auditing and tax fees	122,568

Other	82,432

Fees waived and reimbursed by Manager (Note 2)	(3,688)

Total expenses	1,769,066

Expense reduction (Note 2)	(150)

Net expenses	1,768,916

Net investment income	11,040,050

Net realized loss on investments (Notes 1 and 3)	(6,712,254)

Net realized loss on swap contracts (Note 1)	(997,268)

Net realized gain on futures contracts (Note 1)	778,719

Net realized gain on written options (Notes 1 and 3)	4,727,182

Net unrealized depreciation of investments, futures contracts, swap contracts, written options and TBA sale commitments during the year	(3,138,391)

Net loss on investments	(5,342,012)

Net increase in net assets resulting from operations	$5,698,038

Statement of changes in net assets

	Year ended	Year ended
	12/31/16	12/31/15

Decrease in net assets

Operations

Net investment income	$11,040,050	$10,694,519

Net realized gain (loss) on investments	(2,203,621)	2,378,454

Net unrealized depreciation of investments	(3,138,391)	(16,455,018)

Net increase (decrease) in net assets resulting from operations	5,698,038	(3,382,045)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(7,001,185)	(8,799,187)

Class IB	(4,727,764)	(6,042,537)

Decrease from capital share transactions (Note 4)	(13,551,044)	(23,855,725)

Total decrease in net assets	(19,581,955)	(42,079,494)

Net assets

Beginning of year	267,112,710	309,192,204

End of year (including undistributed net investment income of $9,204,653 and $10,544,183, respectively)	$247,530,755	$267,112,710

The accompanying notes are an integral part of these financial statements.

24	Putnam VT Income Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/16	$11.29	.48	(.24)	.24	(.52)	(.52)	$11.01	2.27	$142,226	.58[g]	4.38[g]	974[e]

12/31/15	12.01	.44	(.57)	(.13)	(.59)	(.59)	11.29	(1.19)	157,239.56		3.74	868[e]

12/31/14	12.01	.54	.24	.78	(.78)	(.78)	12.01	6.68	185,043.58		4.51	455[e]

12/31/13	12.24	.58	(.32)	.26	(.49)	(.49)	12.01	2.13	202,468.59		4.82	254[f]

12/31/12	11.64	.48	.76	1.24	(.64)	(.64)	12.24	11.07	234,369.60		4.02	203[f]

Class IB

12/31/16	$11.18	.45	(.24)	.21	(.49)	(.49)	10.90	2.00	$105,304	.83[g]	4.12[g]	974[e]

12/31/15	11.90	.40	(.56)	(.16)	(.56)	(.56)	11.18	(1.46)	109,874.81		3.49	868[e]

12/31/14	11.90	.51	.24	.75	(.75)	(.75)	11.90	6.46	124,149.83		4.25	455[e]

12/31/13	12.13	.54	(.31)	.23	(.46)	(.46)	11.90	1.87	127,828.84		4.57	254[f]

12/31/12	11.54	.44	.75	1.19	(.60)	(.60)	12.13	10.74	145,591.85		3.77	203[f]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c The charges and expenses at the insurance company separate account level are not reflected.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

December 31, 2013	623%

December 31, 2012	695

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Putnam VT Income Fund	25

Notes to financial statements 12/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2016 through December 31, 2016.

Putnam VT Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

26	Putnam VT Income Fund

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, to hedge market risk and to gain exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of

Putnam VT Income Fund	27

variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements, that govern OTC derivative and foreign exchange contracts, and Master Securities Forward Transaction Agreements, that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,246,860 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $1,952,762 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At December 31, 2016, the fund had a capital loss carryover of $36,141,872 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$36,141,872	$—	$36,141,872	*

*Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/ or permanent differences from losses on wash sale transactions, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $650,631 to decrease undistributed net

28	Putnam VT Income Fund

investment income, $15,705,903 to decrease paid-in capital and $16,356,534 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,074,404
Unrealized depreciation	(11,401,956)

Net unrealized depreciation	(10,327,552)
Undistributed ordinary income	10,408,045
Capital loss carryforward	(36,141,872)

Cost for federal income tax purposes	$378,225,874

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 32.3% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.396% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2018 to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $3,688.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$104,932
Class IB	76,125

Total	$181,057

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $150 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $200, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales

Investments in securities, including
TBA commitments (Long-term)	$ 3,202,527,226	$ 3,208,715,878

U.S. government securities
(Long-term)	—	—

Total	$3,202,527,226	$3,208,715,878

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Putnam VT Income Fund	29

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option	Written option	Written option
	contract amounts	premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$449,110,825	$3,004,725	$79,000,000	$358,359

Options opened	1,922,102,950	10,144,213	878,000,000	3,752,188

Options exercised	(174,302,850)	(1,259,644)	—	—

Options expired	(698,360,625)	(2,343,811)	(104,000,000)	(429,688)

Options closed	(1,237,926,400)	(8,017,598)	(805,000,000)	(3,435,234)

Written options outstanding at
the end of the reporting period	$260,623,900	$1,527,885	$48,000,000	$245,625

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/16		Year ended 12/31/15		Year ended 12/31/16		Year ended 12/31/15

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	455,902	$5,028,694	317,578	$3,681,773	1,403,788	$15,307,998	1,680,687	$19,593,023

Shares issued in connection with
reinvestment of distributions	653,096	7,001,185	756,594	8,799,187	444,757	4,727,764	523,617	6,042,537

	1,108,998	12,029,879	1,074,172	12,480,960	1,848,545	20,035,762	2,204,304	25,635,560

Shares repurchased	(2,122,360)	(23,485,872)	(2,547,283)	(29,665,042)	(2,019,655)	(22,130,813)	(2,806,428)	(32,307,203)

Net decrease	(1,013,362)	$(11,455,993)	(1,473,111)	$(17,184,082)	(171,110)	$(2,095,051)	(602,124)	$(6,671,643)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the beginning				Fair value at the end of
Name of affiliate	of the reporting period	Purchase cost	Sale proceeds	Investment income	the reporting period

Putnam Short Term Investment
Fund*	$18,920,214	$104,476,964	$107,917,870	$147,939	$15,479,308

Totals	$18,920,214	$104,476,964	$107,917,870	$147,939	$15,479,308

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$68,800,000

Purchased swap option contracts (contract amount)	$306,300,000

Written TBA commitment option contracts (contract amount) (Note 3)	$138,500,000

Written swap option contracts (contract amount) (Note 3)	$452,800,000

Futures contracts (number of contracts)	500

Centrally cleared interest rate swap contracts (notional)	$276,200,000

OTC total return swap contracts (notional)	$68,500,000

OTC credit default contracts (notional)	$18,000,000

30	Putnam VT Income Fund

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$589,242	Payables	$833,659

Interest rate contracts	Investments, Receivables,
	Net assets — Unrealized		Payables, Net assets —
	appreciation	2,001,107*	Unrealized depreciation	4,221,980*

Total		$2,590,349		$5,055,639

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(22,075)	$(22,075)

Interest rate contracts	(1,942,237)	778,719	(975,193)	$(2,138,711)

Total	$(1,942,237)	$778,719	$(997,268)	$(2,160,786)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as
hedging instruments under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$593,816	$593,816

Interest rate contracts	(114,629)	(259,455)	(1,438,176)	$(1,812,260)

Total	$(114,629)	$(259,455)	$(844,360)	$(1,218,444)

Putnam VT Income Fund	31

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$6,517,762	$—	$—	$—	$—	$—	$—	$6,517,762

OTC Total return swap contracts*#	—	80,451	—	—	10,260	24,415	1,083	14	—	116,223

OTC Credit default contracts*#	—	—	—	—	327,809	158,656	—	102,777	—	589,242

Futures contracts§	—	—	—	—	—	—	—	—	199,961	199,961

Purchased swap options**#	3,403	—	—	44,762	393	532,820	32,066	—	—	613,444

Purchased options**#	—	—	—	—	—	—	1,211,040	—	—	1,211,040

Total Assets	$3,403	$80,451	$6,517,762	$44,762	$338,462	$715,891	$1,244,189	$102,791	$199,961	$9,247,672

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	6,858,633	—	—		—	—	—	6,858,633

OTC Total return swap contracts*#	314	25,552	—	3,480	2,111	52,050	90	525	—	84,122

OTC Credit default contracts*#	32,945	—	—	—	470,253	177,116	—	153,345	—	833,659

Futures contracts§	—	—	—	—	—	—	—	—	2,414	2,414

Written swap options #	1,571	—	—	104,706	916	430,798	328,071	—	—	866,062

Written options #	—	—	—	—	—	—	1,882,140	—	—	1,882,140

Total Liabilities	$34,830	$25,552	$6,858,633	$108,186	$473,280	$659,964	$2,210,301	$153,870	$2,414	$10,527,030

Total Financial and Derivative Net Assets	$(31,427)	$54,899	$(340,871)	$(63,424)	$(134,818)	$55,927	$(966,112)	$(51,079)	$197,547	$(1,279,358)

Total collateral received (pledged)†##	$(31,427)	$(110,989)	$—	$(63,424)	$(119,940)	$(9,996)	$(966,112)	$(51,079)	$—

Net amount	$—	$165,888	$(340,871)	$—	$(14,878)	$65,923	$—	$—	$197,547

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9 — New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

32	Putnam VT Income Fund	Putnam VT Income Fund	33

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	None	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

34	Putnam VT Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Director of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Associate Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer
Chief Compliance Officer, Putnam Investments	Since 2007
and Putnam Management	Director of Accounting & Control Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Income Fund	35

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36	Putnam VT Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Income Fund	37

This report has been prepared for the shareholders	H512
of Putnam VT Income Fund.	VTAN035 304283 2/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2016	$116,107	$ —	$6,223	$ —
December 31, 2015	$98,861	$ —	$6,041	$ —

For the fiscal years ended December 31, 2016 and December 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $565,976 and $748,634 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2016	$ —	$559,753	$ —	$ —

December 31, 2015	$ —	$742,593	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017